NVIT Form N-SAR 6-30-13
Item No. 77.O - RULE 10f-3 AFFILIATED UNDERWRITER SYNDICATE TRANSACTIONS

Adviser / Sub-Adviser "BlackRock Investment Management, LLC"

Nationwide Fund "
NVIT Bond Index Fund"

Issuer "
Bank of America Corporation"

Underwriter/ Affiliated Participant Underwriter "
Merrill Lynch, Pierce, Fenner & Smith Inc."

Aggregate Principal Purchase Amount "
$165,945,000"
Aggregate Principal Offering Amount "$2,000,000,000"

Commission or % of Offering "0.350%"

Purchase Date "

01/08/13"

Adviser / Sub-Adviser "
BlackRock Investment Management, LLC"

Nationwide Fund "
NVIT Bond Index Fund"

Issuer "
The Allstate Corporation"

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$14,800,000"
Aggregate Principal Offering Amount "$500,000,000"

Commission or % of Offering "0.875%"

Purchase Date "06/04/13"

Adviser / Sub-Adviser "

JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
Bright Horizons Family Solutions, Inc."

Underwriter/ Affiliated Participant Underwriter "Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$1,311,200"
Aggregate Principal Offering Amount "$222,200,000"

Commission or % of Offering "$1.485"

Purchase Date "

01/25/13
"

Adviser / Sub-Adviser "JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
Boise Cascade Company IPO"

Underwriter/ Affiliated Participant Underwriter "
BofA Merrill Lynch"

Aggregate Principal Purchase Amount "
$3,234,000"
Aggregate Principal Offering Amount "$247,058,826"

Commission or % of Offering "
$1.4175"

Purchase Date "02/05/13"

Adviser / Sub-Adviser "JPMorgan Investment Management"

Nationwide Fund "NVIT Multi-Manager Small Cap Value Fund"

Issuer "
Model N, Inc."

Underwriter/ Affiliated Participant Underwriter "
Deutsche Bank Securities"

Aggregate Principal Purchase Amount "
$5,184,750"
Aggregate Principal Offering Amount "$104,470,000"

Commission or % of Offering "
$1.085"

Purchase Date "03/20/13"

Adviser / Sub-Adviser "JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
Graphic Packaging Holding Company"

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$2,652,300"
Aggregate Principal Offering Amount "$196,000,000"

Commission or % of Offering "$0.28"

Purchase Date "03/22/13
"

Adviser / Sub-Adviser "
JPMorgan Investment Management"

Nationwide Fund "NVIT Multi-Manager Small Cap Value Fund"

Issuer "

Taylor Morrison Home Corporation IPO"

Underwriter/ Affiliated Participant Underwriter "
Citigroup"

Aggregate Principal Purchase Amount "
$14,572,800"
Aggregate Principal Offering Amount "$628,584,000
"

Commission or % of Offering "$1.32"

Purchase Date "
04/10/13"

Adviser / Sub-Adviser "
JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
Evertec, Inc. IPO"

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$1,764,000"
Aggregate Principal Offering Amount "$505,263,180"

Commission or % of Offering "$1.10"

Purchase Date "04/12/13"

Adviser / Sub-Adviser "

JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
SeaWorld Entertainment, Inc. IPO"

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co.
"

Aggregate Principal Purchase Amount "$22,869,000"
Aggregate Principal Offering Amount "$702,000,000
"

Commission or % of Offering "$1.62"

Purchase Date "04/19/13"

Adviser / Sub-Adviser "

JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
Cyan, Inc. IPO
"

Underwriter/ Affiliated Participant Underwriter "Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$8,485,400"
Aggregate Principal Offering Amount "$88,000,000"

Commission or % of Offering "
$0.77"

Purchase Date "
05/09/13"

Adviser / Sub-Adviser "
JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
PennyMac Financial Services, Inc. IPO"

Underwriter/ Affiliated Participant Underwriter "
Citigroup"

Aggregate Principal Purchase Amount "
$1,618,200"
Aggregate Principal Offering Amount "$199,999,998
"

Commission or % of Offering "$1.125"

Purchase Date "
05/09/13"

Adviser / Sub-Adviser "
JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
William Lyon Homes, Inc. IPO
"

Underwriter/ Affiliated Participant Underwriter "Credit Suisse"

Aggregate Principal Purchase Amount "
$5,675,000"
Aggregate Principal Offering Amount "$217,500,000"

Commission or % of Offering "$1.75"

Purchase Date "05/16/13"

Adviser / Sub-Adviser "JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund
"

Issuer "Tableau Software, Inc. IPO"

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$12,480,600"
Aggregate Principal Offering Amount "$254,200,000
"

Commission or % of Offering "$2.17"

Purchase Date "
05/17/13"

Adviser / Sub-Adviser "JPMorgan Investment Management"

Nationwide Fund "
NVIT Multi-Manager Small Cap Value Fund"

Issuer "
Ply Gem Holdings, Inc. IPO"

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co.
"

Aggregate Principal Purchase Amount "$15,065,400"
Aggregate Principal Offering Amount "$331,578,954"

Commission or % of Offering "
$1.40"

Purchase Date "
05/23/13"

Adviser / Sub-Adviser "JPMorgan Investment Management"

Nationwide Fund "NVIT Multi-Manager Small Cap Value Fund"

Issuer "

Gogo Inc. IPO"

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$8,651,300"
Aggregate Principal Offering Amount "$187,000,000"

Commission or % of Offering "$1.19"

Purchase Date "06/20/13"

Adviser / Sub-Adviser "

JPMorgan Investment Management
"

Nationwide Fund "NVIT Multi-Manager Small Cap Value Fund"

Issuer "
NanoString Technologies, Inc. IPO"

Underwriter/ Affiliated Participant Underwriter "Morgan Stanley"

Aggregate Principal Purchase Amount "

$6,386,000"
Aggregate Principal Offering Amount "$54,000,000"

Commission or % of Offering "$0.70"

Purchase Date "06/26/13"

Adviser / Sub-Adviser "Morgan Stanley Investment Management Inc."

Nationwide Fund "

NVIT Real Estate Fund"

Issuer "
Terreno Realty Corporation"

Underwriter/ Affiliated Participant Underwriter "
Goldman Sachs"

Aggregate Principal Purchase Amount "
$5,893,000"
Aggregate Principal Offering Amount "$83,000,000"

Commission or % of Offering "
$0.747"

Purchase Date "02/20/13"

Adviser / Sub-Adviser "The Boston Company Asset Management, Inc. "

Nationwide Fund "
NVIT Multi-Manager Large Cap Value Fund
"

Issuer "American International Group (AIG) Secondary Offering
"

Underwriter/ Affiliated Participant Underwriter "J.P. Morgan"

Aggregate Principal Purchase Amount "
$1,186,575"
Aggregate Principal Offering Amount "$17,999,999,972.50"

Commission or % of Offering "$0.12875"

Purchase Date "

09/12/12"

Adviser / Sub-Adviser "The Boston Company Asset Management, Inc.
"

Nationwide Fund "
NVIT Multi-Manager Large Cap Value Fund"

Issuer "
ING U.S. Inc."

Underwriter/ Affiliated Participant Underwriter "
Goldman, Sachs & Co."

Aggregate Principal Purchase Amount "
$1,463,358,000"
Aggregate Principal Offering Amount "$1,271,249,987"

Commission or % of Offering "
$0.706875"

Purchase Date "
05/02/13"

Adviser / Sub-Adviser "Wells Capital Management, Inc."

Nationwide Fund "
NVIT Multi-Manager Mid Cap Growth Fund"

Issuer "
Norwegian Cruise Line Holdings Inc."

Underwriter/ Affiliated Participant Underwriter "
UBS"

Aggregate Principal Purchase Amount "$2,375,000"
Aggregate Principal Offering Amount "$447,058,828
"

Commission or % of Offering "$1.0925"

Purchase Date "
01/18/13"

Adviser / Sub-Adviser "
Wells Capital Management, Inc."

Nationwide Fund "
NVIT Multi-Manager Mid Cap Growth Fund"

Issuer "
Boise Cascade Company (BCC)"

Underwriter/ Affiliated Participant Underwriter "
Merrill Lynch"

Aggregate Principal Purchase Amount "
$1,890,000"
Aggregate Principal Offering Amount "$247,058,826"

Commission or % of Offering "6.750%"

Purchase Date "02/05/13"

Adviser / Sub-Adviser "
Wells Capital Management, Inc."

Nationwide Fund "
NVIT Multi-Manager Mid Cap Growth Fund
"

Issuer "Coty Inc. (COTY)"

Underwriter/ Affiliated Participant Underwriter "
J.P. Morgan"

Aggregate Principal Purchase Amount "
$35,000,000"
Aggregate Principal Offering Amount "$999,999,998
"

Commission or % of Offering "3.50%"

Purchase Date "06/12/13"

Adviser / Sub-Adviser "Wells Capital Management, Inc."

Nationwide Fund "
NVIT Multi-Manager Mid Cap Growth Fund"

Issuer "
Vantiv Inc (VNTV)"

Underwriter/ Affiliated Participant Underwriter "
J.P. Morgan
"

Aggregate Principal Purchase Amount "$30,875,000"
Aggregate Principal Offering Amount "$916,750,000"

Commission or % of Offering "
3.50%"

Purchase Date "05/08/13"